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                                     ASSET

                               PURCHASE AGREEMENT

                                 BY AND BETWEEN

                              THREE GROVE PARTNERS

                                    SELLER,

                                      AND

                     LAKE GROVE FAMILY GOLF CENTERS, INC.,

                                   PURCHASER



                                   PREMISES:

                             100 NEW MORICHES ROAD
                            SUFFOLK COUNTY, NEW YORK

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INDEX OF EXHIBITS:

EXHIBIT A     LEGAL DESCRIPTION OF PREMISES
EXHIBIT B     PARTIAL DESCRIPTION OF IMPROVEMENTS AND PERSONAL PROPERTY
EXHIBIT C     CONTRACTS
EXHIBIT D     GROUND LEASE AGREEMENT
EXHIBIT E     ESCROW AGREEMENT
EXHIBIT F     PERMITTED EXCEPTIONS

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                                     ASSET
                               PURCHASE AGREEMENT
                               ------------------

         ASSET PURCHASE AGREEMENT (this "Agreement"), made effective as of the 1st day of June, 1997 (the "Effective Date"), by and between THREE GROVE PARTNERS, a New York limited partnership having an address at c/o Arthur J. Calace, Jr., 11 George Ct., Miller Place, New York 11764 ("Seller"), and LAKE GROVE FAMILY GOLF CENTERS, INC., a New York corporation having an address at 225 Broadhollow Road, Suite 106E, Melville, New York 11747 ("Purchaser").

                             W I T N E S S E T H :
                             - - - - - - - - - -

         WHEREAS, Seller is the owner of certain real property located at 100 New Moriches Road Suffolk County, New York, and more particularly described on Exhibit A attached hereto and made a part hereof (the "Premises");

         WHEREAS, Seller operates a golf course and related facilities at the Premises under the name "The Ponds at Lake Grove" (the "Business"); and

         WHEREAS, Seller wants to lease the Premises (the land only), and sell the improvements upon and to the Premises and certain other assets, to Purchaser, and Purchaser wants to lease the Premises (the land only), and purchase the improvements upon and to the Premises and certain other assets, from the Seller, on the terms, and subject to the conditions, set forth herein.

         NOW, THEREFORE, in consideration of the respective premises, mutual covenants and agreements of the parties hereto, and other good and valuable consideration, the receipt and

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sufficiency of which are hereby acknowledged, the parties hereto agree to the foregoing and as follows:

         1. Agreement to Sell and Purchase the Improvements and Certain Other Assets.

              1.1 Property to be Purchased by Purchaser. Seller agrees to sell and convey to Purchaser, and Purchaser agrees to purchase and acquire from Seller, upon the terms and conditions hereinafter set forth, all of Seller's or its affiliates' right, title and interest in and to the following property (collectively, the "Property"):

                   1.1.1 all buildings, furnishings, fixtures, machinery, equipment, vehicles, inventories, supplies, sales, marketing and instructional materials, trade names, logos, and other property and improvements located upon, attached or appurtenant to, or otherwise used in connection with the occupancy and operation of the Premises and/or Business, that are owned by Seller or its affiliates, wherever located, including without limitation the items described on Exhibit B attached hereto and made a part hereof (the "Improvements and Personal Property"), but excluding improvements to the golf course such as cart paths, roadways, greens, sprinkler systems and the like (the "Golf Course Improvements");

                   1.1.2 the files, books, notices, records, reports, studies, plans, drawings, pictures, correspondence, and other records received, used or maintained by Seller or its affiliates in connection with the ownership and/or operation of the Premises and the Business (collectively, the "Records");

                   1.1.3 any consents, authorizations, variances, waivers, licenses, certificates, permits, approvals or similar items held by or granted to Seller or its affiliates in connection with

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the ownership of the Premises or operation of the Business except permits or licenses which are not assignable (collectively, the "Permits");

                   1.1.4 the contracts, leases and other agreements of or relating to the Premises and/or Business described on Exhibit C attached hereto and made a part hereof, except to the extent the same relate solely to any Retained Assets or Retained Liabilities (as hereinafter defined) (the "Contracts");

                   1.1.5 all accounts receivable of Seller arising out of the sale of goods or services rendered in connection with the Business on or after the Effective Date;

                   1.1.6 any manufacturers' and vendors' warranties and guarantees, and all other claims, rights, and actions relating to the Premises, Property or Business, except to the extent the same relate solely to any Retained Assets or Retained Liabilities (the "Claims"); and

                   1.1.7 any other properties and assets of every kind and nature, real or personal, tangible or intangible, relating in any way whatsoever to possession, use and operation of the Premises or the Business, except to the extent the same relate solely to the Retained Assets or Retained Liabilities.

              1.2 Assets to be Retained by Seller. Anything herein to the contrary notwithstanding, Seller shall not sell, and Purchaser shall not acquire, the following assets of Seller (the "Retained Assets"):

                   1.2.1 fee simple title to the Premises (land only) and all Golf Course Improvements;

                   1.2.2 all trade accounts receivable arising out of the sale of goods or services prior to the Effective Date;

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                   1.2.3 any rights of Seller with respect to insurance
policies owned by Seller or for which Seller is the named insured; and

                   1.2.4 all cash, funds in bank accounts and cash equivalents existing as of the Effective Date.

              1.3 Assumption of Certain Liabilities. Purchaser shall assume and agree to pay and discharge when due, all liabilities and obligations of Seller under the Contracts to the extent the same arise from and after the Closing Date (as hereinafter defined) (the "Assumed Liabilities"), including equipment leases for, and financing secured by, equipment transferred to Purchaser.

              1.4 Liabilities to be Retained by Seller. Seller shall retain, indemnify and hold Purchaser harmless against, and Purchaser shall not assume, perform, discharge or pay, any liabilities or obligations of any nature whatsoever in connection with or relating to the Property, Premises, Seller or Business, or any predecessor owner or operator of the Premises, Property or Business, which liabilities or obligations accrue prior to the Closing Date (the "Retained Liabilities"). Notwithstanding the foregoing, operating expenses incurred by Seller in the ordinary and customary course of the possession, use and operation of the Premises, Property and Business on or after the Effective Date and prior to the Closing Date shall be included in the Adjustment as defined and provided below.

         2. Lease Of Premises. Concurrently with or prior to the closing of the transactions described herein (the "Closing"), Seller shall lease the Premises to Purchaser pursuant to the Ground Lease Agreement attached as Exhibit D hereto (the "Lease").

         3. Consideration. In consideration for the sale and conveyance of the Property, Purchaser shall pay to Seller at Closing $2,000,000.00 (the "Purchase Price"), payable in cash,

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certified or bank check or wire transfer of funds, $100,000.00 of which shall be placed in escrow to be held and distributed in accordance with the Escrow Agreement, attached hereto as Exhibit E (the "Escrow Agreement").

         4. Seller will convey the Property to Purchaser, free and clear of any and all liens, charges, encumbrances, pledges, security interests, agreements and other interests and adverse claims (collectively, "Encumbrances"), other than the matters set forth in Exhibit F attached hereto and made a part hereof (the "Permitted Exceptions").

         5. Apportionments.

              5.1 Possession and operation of the Premises, Property and Business shall remain with Seller until the Closing Date; however, the benefits and burdens of the possession, use and operation of the Premises, Property and Business shall be apportioned to the Effective Date as hereinafter provided. As an adjustment to be made at Closing, (i) all operating expenses incurred by Seller in the ordinary and customary course of the possession, use and operation of the Premises, Property and Business (i.e., real estate taxes, utilities, cost of inventories, advertising, collections, hired services, insurance, miscellaneous expenses, postage, repairs and maintenance, supplies, taxes and wages, but specifically not including interest or principal on indebtedness, professional fees and expenses, travel, lodging, or depreciation), and (ii) all income of Seller relating to the possession, use or operation of the Premises, Property and Business, shall be apportioned between Seller and Purchaser as of the Effective Date based on the portion of each such expense or revenue attributable to the period falling before the Effective Date on the one hand, for which Seller shall bear the responsibility and receive the benefit, and the portion of each such expense or revenue attributable to the period falling on or after the Effective Date, on the other hand, for which Purchaser shall bear

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the responsibility and receive the benefit (the "Adjustment"). Notwithstanding the foregoing, while all operating expenses incurred by Seller in the ordinary and customary course of the possession, use and operation of the Premises, Property and Business incurred on or after the Effective Date shall be included in the Adjustment, such liabilities and obligations, and all other liabilities and obligations for which Seller shall be liable pursuant to this Section, shall be included within the meaning of the term "Retained Liabilities" for which Purchaser shall not be liable or responsible.

              5.2 To the extent that any of the prorations made pursuant to
Section 5.1 are based upon estimates of any expense or revenue incurred or received prior to Closing, or either party discovers any errors or omissions in respect of the Adjustment, Seller and Purchaser agree to adjust such prorations and make any resulting payments promptly upon confirmation by Seller or Purchaser, as the case may be, of the actual amount of any such expense or revenue provided notice of such adjustment is given by one party to the other within one (1) year after Closing.

              5.3 Seller and Purchaser shall maintain and make available to each other any books or records necessary for the adjustment of any item pursuant to this Article. The provisions of this Article shall survive Closing.

         6. The Closing.

              6.1 The Closing of the transaction provided for in this Agreement shall take place simultaneously with the execution and delivery of this Agreement (the actual date of the Closing being referred to herein as the "Closing Date").

              6.2 At the Closing, Seller shall deliver or cause to be delivered to Purchaser physical possession of the Property (receipt of which may be actual or constructive) and the following:

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                   6.2.1 a bill of sale conveying, transferring and selling to
Purchaser all right, title and interest of Seller in and to all of the Property which is personal property, and a deed conveying, transferring and selling to Purchaser all right, title and interest of Seller in and to all of the Property which is real property, which bill of sale and deed shall each contain a warranty that such property is free and clear of all Encumbrances other than the Permitted Exceptions, duly executed and acknowledged by Seller;

                   6.2.2 an assignment and assumption agreement (the "Assignment and Assumption Agreement") assigning to Purchaser all of Seller's right, title and interest in and to the Contracts, the Permits and the Claims, duly executed and acknowledged by Seller;

                   6.2.3 a settlement statement (the "Settlement Statement") setting forth the amounts paid by or on behalf of and/or credited to each of Purchaser and Seller pursuant to this Agreement;

                   6.2.4 the Escrow Agreement, duly executed and acknowledged by Seller;

                   6.2.5 the Lease, duly executed and acknowledged by Seller;

                   6.2.6 evidence that the Management Agreement between the Seller and Leisure Complexes, Inc. has been terminated;

                   6.2.7 a Certificate or Certificates of Occupancy for all Improvements;

                   6.2.8 original counterparts of each of the Contracts;

                   6.2.9 any transfer tax or other return required by any applicable governmental authority in connection with the sale of the Property, duly executed and acknowledged by Seller;

                   6.2.10 keys to all locks relating to the Property, appropriately labeled;

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                   6.2.11 all other instruments and documents to be executed, acknowledged where appropriate and/or delivered by Seller to Purchaser pursuant to any of the other provisions of this Agreement; and

                   6.2.12 such other documents as may be reasonably required by Purchaser's counsel in connection with this transaction.

              6.3 At Closing, Purchaser shall deliver or cause to be delivered to Seller the following:

                   6.3.1 the cash consideration referred to in Section 2 hereof;

                   6.3.2 the Assignment and Assumption Agreement, duly executed and acknowledged by Purchaser;

                   6.3.3 the Settlement Statement, duly executed and acknowledged by Purchaser;

                   6.3.4 the Escrow Agreement, duly executed and acknowledged by Purchaser;

                   6.3.5 the Lease, duly executed and acknowledged by Purchaser;

                   6.3.6 all other instruments and documents to be executed, acknowledged where appropriate and/or delivered by Purchaser to Seller; and

                   6.3.7 such other documents as may be reasonably required by Seller's counsel in connection with this transaction.

         7. Representations and Warranties.

              7.1 Seller represents and warrants to Purchaser as follows:

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                   7.1.1 Organization; Power and Authority. Seller is a limited partnership duly formed, validly existing and in good standing under the laws of the State of New York, and has all requisite power and authority to carry on its business as it is now being conducted, to execute, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereby.

                   7.1.2 Due Authorization and Execution; Effect of Agreement. The execution, delivery and performance by Seller of this Agreement and the consummation by Seller of the transactions contemplated hereby have been duly authorized by all necessary action required to be taken on the part of Seller. This Agreement has been duly and validly executed and delivered by Seller and constitutes the valid and binding obligation of Seller, enforceable in accordance with its terms, except to the extent that such enforceability (a) may be limited by bankruptcy, insolvency, or other similar laws relating to creditors' rights generally; and (b) is subject to general principles of equity.

                   7.1.3 Consents. No consent, approval or authorization of, exemption by, or filing with, any governmental or regulatory authority or any third party is required in connection with the execution, delivery and performance by Seller of this Agreement, except for consents, approvals, authorizations, exemptions and filings, if any, which have been obtained and except as provided in Schedule 7.1.3 attached hereto and incorporated herein.

                   7.1.4 Compliance with Applicable Laws. To the best of Seller's knowledge, Seller is not engaging in any activity or omitting to take any action as a result of which Seller is in violation of any material law, rule, regulation, ordinance, statute, order, injunction or decree, or any other requirement of any court or governmental or administrative body or agency, applicable to the

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Premises, Property or Business, and neither the execution and delivery by
Seller of this Agreement or of any of the other agreements and instruments to be executed and delivered by it pursuant hereto, the performance by Seller of its obligations hereunder or thereunder or the consummation of the transactions contemplated hereby or thereby will result in any such violation. Seller is in compliance with all material requirements imposed in writing by any insurance carrier of Seller to the extent such carrier is an insurer or indemnitor of the Property. Neither the Premises, Property nor Business are subject to any notice of violation of law, municipal ordinance, orders or requirements issued by any building department or other governmental agency or subdivision having jurisdiction.

                   7.1.5 Permits. All Permits required by any federal, state, or local law, rule or regulation and necessary for the operation of the Premises, Property and Business as currently being conducted have been obtained and are currently in effect. No registrations, filings, applications, notices, transfers, consents, approvals, orders, qualifications, waivers or other actions of any kind are required by virtue of the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby (a) to avoid the loss of any Permit or the violation of any law, regulation, order or other requirement of law, or (b) to enable Purchaser to continue the operation of the Premises, Property and Business as presently conducted after the Closing, except that Permits listed on Schedule 7.1.5 attached hereto and incorporated herein are not assignable. The current use and occupation of any portion of the Premises and Property does not violate any of, and, where applicable, is in material compliance with, the Permits, any applicable deed restrictions or other covenants, restrictions or agreements including without limitation, any of the Permitted Exceptions, site plan approvals, zoning or subdivision regulations or urban redevelopment plans applicable to the Premises.

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                   7.1.6 Title to Assets. Seller has good and marketable title to the Property free and clear of all encumbrances other than the Permitted Exceptions.

                   7.1.7 Contracts. Except as set forth on Exhibit C, Seller is not a party to any leases, contracts, orders or agreements relating to the Premises, Property or Business (written or otherwise). Exhibit C sets forth a full and complete description of the Contracts described therein, and none of such Contracts have been amended or modified except as reflected on said Exhibits. Seller is not holding any security deposits under any of said Contracts. Each of the Contracts are in full force and effect and no party under any such Contract, including Seller, is in default, or has sent or received notice of default, in any respect of any such Contract.

                   7.1.8 Condition of the Improvements and Personal Property. To the best of Seller's knowledge the Improvements and Personal Property are in good operating condition and repair, ordinary wear and tear excepted, there are no material structural, mechanical or other defects in the Improvements and Personal Property, including without limitation any roof leaks.

                   7.1.9 Environmental Matters.

                        7.1.9.1 As used in this Agreement "Hazardous Material" shall mean: (i) any "hazardous substance" as now defined pursuant to the Comprehensive Environmental Response, Compensation and Liability Act of 1980 ("CERCLA"), 42 U.S.C. ' 9601(33); (ii) any "pollutant or contaminant" as defined in 42 U.S.C. ' 9601(33); (iii) any material now defined as "hazardous waste" pursuant to 40 C.F.R. Part 261; (iv) any petroleum, including crude oil and any fraction thereof; (v) natural or synthetic gas usable for fuel; (vi) any "hazardous chemical" as defined pursuant to 29 C.F.R. Part 1910; (vii) any asbestos, asbestos containing material, polychlorinated biphenyl ("PCB"), or isomer of dioxin, or any material or thing containing or composed of such

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substance or substances; and (viii) any other pollutant, contaminant, chemical, or industrial or hazardous, toxic or dangerous waste, substance or material, defined or regulated as such in (or for purposes of) any Environmental Law (as hereinafter defined) and any other toxic, reactive or flammable chemicals.

                        7.1.9.2 To the best of Seller's knowledge, there is no Hazardous Material at, under or on the Premises and or Property and there is no ambient air, surface water, groundwater or land contamination within, under, originating from or relating to the Premises and or Property. To the best of Seller's knowledge, Seller has not, and has not caused to be, manufactured, processed, distributed, used, treated, stored, disposed of, transported or handled any Hazardous Material at, on or under the Premises.

                        7.1.9.3 To the best of Seller's knowledge, Seller has no obligation or liability imposed or based upon any provision under any foreign, federal, state or local law, rule, or regulation or common law, or under any code, order, decree, judgment or injunction applicable to Seller, the Premises or the Property or any notice, or request for information issued, promulgated, approved or entered thereunder, or under the common law, or any tort, nuisance or absolute liability theory, relating to public health or safety, worker health or safety, or pollution, damage to or protection to the environment, including without limitation, laws relating to emissions, discharges, releases or threatened releases of Hazardous Material into the environment (including without limitation, ambient air, surface water, groundwater, land surface or subsurface), or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, generation, disposal, transport or handling of pollutants, contaminants, chemicals, or industrial, toxic or hazardous substances or wastes (hereinafter collectively referred to as "Environmental Laws").

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                        7.1.9.4 Seller has not been subject to any civil,
criminal or administrative action, suit, claim, hearing, notice of violation, investigation, inquiry or proceeding for failure to comply with, or received notice of any violation or potential liability under any Environmental Laws in respect of the Premises or Property.

                        7.1.9.5 To the best of Seller's knowledge, the Premises are not (a) listed or proposed for listing on the National Priority List or (b) listed on the Comprehensive Environmental Response, Compensation, Liability Information System List ("CERCLIS") promulgated pursuant to CERCLA, 42 U.S.C. ' 9601(9), or any comparable list maintained by any foreign, state or local government authority.

                        7.1.9.6 To the best of Seller's knowledge, there currently are no, nor have there ever been, underground storage tanks within the Premises or included in the Property.

                   7.1.10 Tax Proceedings. There are no proceedings pending regarding the reduction of real estate taxes or assessments in respect of the Premises.

                   7.1.11 Utilities. All water, storm and sanitary sewer, gas, electricity, telephone and other utilities adequately service the Premises, enter the Premises through lands as to which valid public or private easements exist that will inure to the benefit of Purchaser, and the Premises are serviced by facilities of for all such utilities and the cost of installation of such facilities has been fully paid.

                   7.1.12 Access. There are no federal, state, county, municipal or other governmental plans to change the highway or road system in the vicinity of the Premises which could materially restrict or change access from any such highway or road to the Premises or any pending or threatened condemnation or eminent domain proceedings relating to or affecting the

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Premises or Property. All roads bounding the Premises are public roads and the
Lease is the only instrument necessary to convey to Purchaser full access to and the right to use such roads freely, as well as to convey all rights appurtenant to the Premises in such roads.

                   7.1.13 Insurance Requirements. All requirements or recommendations by any insurer or by any board of fire underwriters or similar body in respect of the Premises and Property have been satisfied.

                   7.1.14 Litigation. Except as set forth on Schedule 7.1.14 attached hereto and incorporated herein, there is no claim, action or proceeding (zoning, condemnation, insurance claim/adjustment or otherwise) or governmental investigation pending, or, to the best of Seller's knowledge, threatened against, or relating to, Seller (insofar as it relates to the Premises, Property or Business), the Premises, Property or Business or the transactions contemplated by this Agreement, nor to the best of Seller's knowledge is there any basis for any such claim, action, proceeding or investigation. The matters reflected on Schedule 7.1.14 are Retained Liabilities.

                   7.1.15 Assessments. There are no special or other assessments for public improvements or otherwise now affecting the Premises nor does Seller know of (a) any pending or threatened special assessments affecting the Premises or Property, or (b) any contemplated improvements affecting the Premises or Property that may result in special assessments affecting the Premises or Property.

                   7.1.16 Employee Agreements. There are no union or employment contracts or agreements (written or oral) involving any employees of Seller or its affiliates affecting the Premises, Property or Business which will survive the Closing.

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                   7.1.17 Work at the Premises. No services, material or work have been supplied to the Premises or Property for which payment has not been made in full except in the ordinary course of the Business.

                   7.1.18 Full Disclosure. None of the information supplied by Seller herein or in the exhibits hereto contains any untrue statement of a material fact or omits to state a material fact required to be stated herein or necessary in order to make the statements herein, in light of the circumstances under which they are made, not misleading.

                   7.1.19 Financial Condition. Seller has delivered to Purchaser, or will promptly upon their becoming available, true and correct copies of audited year-end financial statements consisting of balance sheets and income/expense statements for the Business as of December 31, 1996. Seller has delivered to Purchaser, or will promptly upon execution hereof deliver, true and correct copies of monthly operating income/expense reports for the Business for each full calendar month to date in 1997.

              7.2 Representations and Warranties of Purchaser. Purchaser hereby represents and warrants to Seller as follows:

                   7.2.1 Organization; Power and Authority. Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of New York, and has all requisite power and authority to carry on its business as it is now being conducted, to execute, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereby.

                   7.2.2 Due Authorization and Execution; Effect of Agreement. The execution, delivery and performance by Purchaser of this Agreement and the consummation by

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Purchaser of the transactions contemplated hereby have been duly authorized by all necessary corporate action required to be taken on the part of Purchaser. This Agreement has been duly and validly executed and delivered by Purchaser and constitutes the valid and binding obligation of Purchaser, enforceable in accordance with its terms. The execution, delivery and performance by Purchaser of this Agreement and the consummation by Purchaser of the transactions contemplated hereby will not, with or without the giving of notice or the lapse of time, or both, (a) violate any provision of any law, rule or regulation to which Purchaser is subject; (b) violate any order, judgment or decree applicable to Purchaser; or (c) conflict with or result in a breach of or a default under any term or condition of Purchaser's Certificate of Incorporation or By-Laws or any agreement or other instrument to which Purchaser is a party or by which it or its assets may be bound, except in each case, for violations, conflicts, breaches or defaults which in the aggregate would not materially hinder or impair the consummation of the transactions contemplated hereby.

              7.3 Survival. The representations and warranties of the parties made in this Article 7 shall survive the Closing for a period of one (1) year.

         8. Further Assurances. At any time and from time to time after the Closing, Seller shall, at the request of Purchaser, execute and deliver any further instruments or documents and take all such further action as Purchaser may reasonably request in order to transfer into the name of Purchaser any and all Property contemplated to be sold pursuant to this Agreement and to further consummate the transactions contemplated by this Agreement. This Article shall survive the Closing.

         9. Brokers. Seller and Purchaser warrant and represent to each other that they dealt with no broker, finder or similar agent or party who or which might be entitled to a commission or

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compensation on account of introducing the parties, the negotiation or execution of this Agreement and/or the closing of the transaction provided for herein. Purchaser and Seller hereby respectively agree to indemnify and hold harmless the other party from and against all loss, liability, damage and expense (including, without limitation, attorneys' fees) imposed upon or incurred by the other party by reason of any claim for commissions or other compensation for bringing about this transaction by any broker, finder or similar agent or party who claims to have dealt with the indemnifying party in connection with this transaction. The provisions of this Article shall survive the Closing or any termination of this Agreement.

         10. Costs and Fees. Documentary stamps or conveyancing taxes, if any, shall be payable by Seller, and in no event be payable by Purchaser. Any other similar costs not expressly provided for elsewhere in this Agreement shall be divided and borne in accordance with the usual practices in the jurisdiction where the Premises are located. The provisions of this Article shall survive the Closing.

         11. Indemnification.

              11.1 Subject to the further provisions of this Article, Seller shall protect, defend, hold harmless and indemnify Purchaser, its officers, directors, shareholders, employees, agents and affiliates, and their respective successors and assigns, from, against and in respect of any and all losses, liabilities, deficiencies, penalties, fines, costs, damages and expenses whatsoever (including without limitation, reasonable professional fees and costs of investigation, litigation, settlement, and judgment and interest) ("Losses") that may be suffered or incurred by any of them arising from or by reason of (i) any Retained Liability or other liability or obligation of Seller which is not an Assumed Liability; (ii) the breach of any representation, warranty, covenant or agreement of Seller

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contained in this Agreement or in any document or other writing delivered pursuant to this Agreement; and (iii) any and all actions, suits, proceedings, claims, demands, assessments, judgments, costs and expenses (including without limitation, interest, penalties, reasonable legal fees and accounting fees) incident to the foregoing and the enforcement of the provisions of this Section 11.1.

              11.2 Subject to the further provisions of this Article, Purchaser shall protect, defend, hold harmless and indemnify Seller, its partners, employees and agents, and its successors and assigns from, against and in respect of any and all Losses that may be suffered or incurred by any of them arising from or by reason of (i) any of the Assumed Liabilities on and after the Closing Date, (ii) the breach of any representation, warranty, covenant or agreement of Purchaser contained in this Agreement or in any document or other writing delivered pursuant to this Agreement; and (iii) any and all actions, suits, proceedings, claims, demands, assessments, judgments, costs and expenses (including without limitation, interest, penalties, reasonable legal fees and accounting fees) incident to the foregoing and the enforcement of the provisions of this Section 11.2.

              11.3 Whenever a party hereto (such party and each of its affiliates which is entitled to indemnification pursuant to any provision of this Agreement, an "Indemnified Party") shall learn after the Closing of a claim that, if allowed (whether voluntarily or by judicial or quasi-judicial tribunal or agency), would give rise to an obligation of another party (the "Indemnifying Party") to indemnify the Indemnified Party under any provision of this Agreement, before paying the same or agreeing thereto, the Indemnified Party shall promptly notify the Indemnifying Party in writing of all such facts within the Indemnified Party's knowledge with respect to such claim and the amount thereof (a "Notice of Claim") and, in all events, within one (1) year after the Closing Date. If, prior to the expiration of fifteen (15) days from the mailing of a Notice of Claim, the Indemnifying Party shall request, in writing, that such claim not be paid, the Indemnified Party shall not pay the same, provided the Indemnifying Party proceeds promptly, at its or their own expense (including employment of counsel reasonably satisfactory to the Indemnified Party), to settle, compromise or litigate, in good faith, such claim. After notice from the Indemnifying Party requesting the Indemnified Party not to pay such claim and the Indemnifying Party's assumption of the defense of such claim at its or their expense, the Indemnifying Party shall not be liable to the Indemnified Party for any legal or other expense subsequently incurred by the Indemnified Party in connection with the defense thereof. However, the Indemnified Party shall have the right to participate at its expense and with counsel of its choice in such settlement, compromise or litigation. The Indemnified Party shall not be required to refrain from paying any claim which has matured by a court judgment or decree, unless an appeal is duly taken therefrom and execution thereof has been stayed, nor shall the Indemnified Party be required to refrain from paying any claim where the delay in paying such claim would result in the foreclosure of a lien upon any of the property or assets then held by the Indemnified Party. The failure to provide a Notice of Claim as provided in this Section
11.3 within one (1) year after the Closing Date shall render such claim void.

              11.4 Notwithstanding the foregoing provisions of Section 11, Seller's liability hereunder shall be limited to $100,000.00. In addition, Seller shall have no liability hereunder until the aggregate of all claims made by Purchaser hereunder exceed $10,000.00, in which case Seller shall be liable for all of such claims and not just the amount thereof in excess of $10,000.00.

         12. Bulk Sales. The parties agree to waive the requirements, if any, of all applicable bulk sales laws. As an inducement to Purchaser to enter into such waiver, Seller represents and warrants that (a) it will not be rendered insolvent by the transactions contemplated by this Agreement, (b) all debts, obligations and liabilities relating to the Property and Business that are not expressly assumed by Purchaser under this Agreement will be promptly paid and discharged by Seller as and when they become due, and (c) the sale of the Property pursuant to this Agreement does not constitute a "bulk sale" within the meaning of applicable law. Seller agrees to indemnify and hold Purchaser harmless from, and reimburse Purchaser for, any loss, cost, expense, liability or damage which Purchaser may suffer or incur by virtue of the noncompliance by Seller or Purchaser with any law pertaining to fraudulent conveyance, bulk sales or any similar law which might make the sale or transfer of any part of the Property or Business ineffective as to creditors of or claimants against Seller.

         13. Notices. All notices, demands, requests, consents or other communications ("Notices") which either party may desire or be required to give to the other hereunder shall be in writing and shall be delivered by hand, overnight express carrier, or sent by registered or certified mail, return receipt requested, postage prepaid, in either event, addressed to the parties at their respective addresses first above set forth. A copy of any Notice given by Seller to Purchaser shall simultaneously be given in either manner provided above to Family Golf Centers, Inc., 225 Broadhollow Road, Melville, New York, New York 11747, Attention: Pamela Charles, Esq, General Counsel. A copy of any Notice given by Purchaser to Seller shall simultaneously be given in either manner provided above to Ruskin, Moscou, Evans & Faltischek, 170 Old Country Road, Mineola, NY 11501, ATTN: Raymond S. Evans. Notices given in the manner aforesaid shall be deemed to have been given three (3) business days after the day so mailed, the day after delivery to any overnight express carrier and on the day so delivered by hand. Either party shall have the right to change its address(es) for the receipt of Notices by giving Notice to the other party in either manner aforesaid. Any Notice required or permitted to be given by either party may be given by that party's attorney.

         14. Miscellaneous.

              14.1 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

              14.2 This Agreement shall be governed by, interpreted under and construed and enforced in accordance with, the laws of the State of New York.

              14.3 The captions or article headings in this Agreement are for convenience only and do not constitute part of this Agreement.

              14.4 This Agreement has been fully negotiated by the parties and rules of construction construing ambiguities against the party responsible for drafting agreements shall not apply.

              14.5 It is agreed that, except where otherwise expressly provided in particular Articles or Sections of this Agreement, none of the provisions of this Agreement shall survive the Closing.

              14.6 This Agreement (including the Exhibits annexed hereto) contains the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior understandings, if any, with respect thereto.

              14.7 This Agreement may not be modified, changed, supplemented or terminated, nor may any obligations hereunder be waived, except by written instrument signed by the party to be charged or by its agent duly authorized in writing or as otherwise expressly permitted herein.

              14.8 No waiver of any breach of any agreement or provision herein contained shall be deemed a waiver of any preceding or succeeding breach thereof or of any other agreement or provision herein contained. No extension of the time for performance of any obligations or acts shall be deemed an extension of the time for performance of any other obligations or acts.

              14.9 This Agreement may be executed in one or more counterparts, each of which when so executed and delivered shall be deemed an original, but all of which taken together shall constitute but one and the same original.

                     [signatures appear on following page]

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

                                       SELLER:

                                       THREE GROVE PARTNERS, a New York limited partnership

                                       By: Grayside Partners, Inc., a New York
                                       corporation, general partner


                                       By:
                                          -------------------------------------
                                       Name:
                                            -----------------------------------
                                       Title:
                                             ----------------------------------

                                       PURCHASER:

                                       LAKE GROVE FAMILY GOLF CENTERS, INC., a
                                       New York corporation


                                       By:
                                          -------------------------------------
                                       Name:
                                            -----------------------------------
                                       Title:
                                             ----------------------------------

                                   EXHIBIT E
                                   ---------

                                ESCROW AGREEMENT

         ESCROW AGREEMENT, dated as of __________________________, 1997 (this
"Agreement"), by and among THREE GROVE PARTNERS, a New York limited partnership having an address at c/o Arthur J. Calace, Jr., 11 George Ct., Miller Place, New York 11764 ("Seller"), FAMILY GOLF CENTERS, INC., a Delaware corporation having an address at 225 Broadhollow Road, Suite 106E, Melville, New York 11747 ("Purchaser"), and CONTINENTAL STOCK TRANSFER & TRUST COMPANY, incorporated under the laws of the United States of America with executive offices at 2 Broadway, New York, New York 10004 (together with its successors, the "Escrow Agent").

                               W I T N E S E T H:
                               - - - - - - - - -

         WHEREAS, simultaneously with the execution hereof, Seller and Purchaser are consummating the transactions contemplated by the Asset Purchase Agreement dated as of the date hereof (the "Purchase Agreement"), between Seller and Purchaser;

         WHEREAS, pursuant to the Purchase Agreement, Seller is required to deposit $100,000 into an escrow account to be maintained by Escrow Agent to be held against any claims for indemnity under Article 11 of the Purchase Agreement; and

         WHEREAS, this is the Escrow Agreement referred to in the Purchase Agreement. Capitalized terms used in this Escrow Agreement and not otherwise defined herein shall have the respective meanings given to them in the Purchase Agreement.

         NOW, THEREFORE, it is agreed as follows:

1.       Escrow.

         1.1 Appointment of Escrow Agent.

              1.1.1 Seller and Purchaser hereby appoint Escrow Agent, and Escrow Agent hereby agrees to serve, as Escrow Agent in accordance with, and pursuant to, this Agreement.

              1.1.2 Escrow Agent shall establish a separate Federally insured, interest bearing account (the "Escrow Account") for any amounts received by it hereunder.

              1.1.3 All monies, including interest thereon, held by Escrow Agent in the Escrow Account pursuant to the terms hereof shall be hereinafter referred to as the "Escrowed Funds".

              1.1.4 Seller shall be responsible for the payment of any income taxes payable in connection with any interest earned in the Escrow Account.

         1.2 Operation of Escrow Account. The parties hereto agree that the Escrow Account shall operate as follows:

              1.2.1 At the Closing, Seller shall deliver or cause to be delivered to Escrow Agent $100,000.00. Escrow Agent shall hold such amount as Escrowed Funds in the Escrow Account.

              1.2.2 At any time prior to the one (1) year anniversary of the Closing Date (the "Escrow Period"), Purchaser shall be entitled to give a notice to Escrow Agent, signed by Purchaser's President or any Vice President (with a copy to Seller), to the effect that there has been an event entitling Purchaser to indemnification from Seller pursuant to Article 11 of the Purchase Agreement, which notice shall specify the amounts owed by Seller pursuant to the Purchase Agreement, the calculation of such amounts and the basis therefore.

              1.2.3 Twenty (20) days after Escrow Agent has received a notice pursuant to Section 1.2.2 hereof (or, if not a business day, on the next business day following such twentieth day) Escrow Agent shall deliver to Purchaser such portion of the Escrowed Funds as is specified in such notice unless Seller shall have notified Escrow Agent (with a copy to Purchaser) in writing before such date that Seller disagrees with Purchaser's determination that Purchaser is entitled to indemnification with respect to the Purchase Agreement, which notice shall be set forth in reasonable detail the basis for such disagreement.

              1.2.4 Should any dispute arise with respect to the delivery, ownership, or right of possession of any of the Escrowed Funds during the Escrow Period, Escrow Agent, as more fully set forth in Section 3.11 hereof, is authorized and directed to retain in its possession without liability to anyone all or any part of the Escrowed Funds until such dispute shall have been settled either by mutual agreement by the parties concerned or by a final order, decree, or judgment of a court of competent jurisdiction in the United States of America and time for appeal has expired and no appeal has been perfected, but Escrow Agent shall be under no duty whatsoever to institute or defend any such proceedings, and may, in its discretion, deposit such Escrowed Funds with a court of competent jurisdiction in the United States of America and be relieved of any and all liability to any of the parties hereto upon such deposit.

         1.3 Distribution of Escrowed Funds. Unless a notice under Section
1.2.2 hereof has been given and Escrowed Funds in satisfaction of such notice have not been delivered to Purchaser, either because the 20-day period has not yet run out or because a dispute relating to the claim made by such notice is then pending, the Escrowed Funds or such portion of them as at the time remain in escrow and is not in dispute, together with all dividends and distributions received by Escrow Agent with respect thereto, shall be returned to Seller on the first anniversary of the Closing Date.

         1.4 Termination of Escrow Account. This Agreement and the Escrow Account will terminate at 5:00 P.M., New York City local time, on the date on which all of the Escrowed Funds contained in the Escrow Account shall be distributed as set forth above.

2. Notices. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be (a) delivered by hand, (b) facsimile, or (c) over-night delivery with proper postage prepaid, and addressed as follows:

         If to Purchaser to:

         Family Golf Centers, Inc.
         225 Broadhollow Road
         Melville, New York 11747
         Attention: Dominic Chang, President
         Telephone:  (516) 694-1666
         Facsimile:  (516) 694-0918

         with a copy to:
         Family Golf Centers, Inc.
         225 Broadhollow Road
         Melville, New York 11747
         Attention:  Pamela Charles, General Counsel
         Telephone:  (516) 694-1666
         Facsimile:  (516) 694-0918

         If to Seller to:

         Three Grove Partners
         c/o Arthur J. Calace, Jr.
         11 George Ct.
         Miller Place, NY 11764
         Telephone: (516) 737-8881
         Facsimile: (516) 737-8704

         with a copy to:

         Ruskin, Moscou, Evans & Faltischek
         170 Old Country Road
         Mineola, NY 11501
         Facsimile: (516) 663-6641
         Telephone: (516) 663-6620

         If to Escrow Agent, to:

         2 Broadway
         New York, New York 10004
         Telephone: (212) 509-4000
         Facsimile: (212) 509-5150

         or to such other address as the person to whom notice is to be given may have previously furnished to the others in the above-referenced manner. Except as otherwise provided herein, no notice or communication shall be effective until received.

3. Concerning Escrow Agent. To induce Escrow Agent to act hereunder, it is further agreed by each of Seller and Purchaser that:

         3.1 Escrow Agent shall not be under any duty to give the Escrowed Funds held by it hereunder any greater degree of care than it gives its own similar property and shall not be required to invest any funds held hereunder except as directed in this Agreement.

         3.2 This Agreement expressly sets forth all the duties of Escrow Agent with respect to any and all matters pertinent hereto. No implied duties or obligations shall be read into this Agreement against Escrow Agent. Escrow Agent shall not be bound by the provisions of any agreement among the other parties hereto except this Agreement.

         3.3 Escrow Agent shall not be liable, except for its own gross negligence or willful misconduct, and, except with respect to claims based upon such gross negligence or willful misconduct that are successfully asserted against Escrow Agent, the other parties hereto shall jointly and severally indemnify and hold harmless Escrow Agent from and against any and all losses, liabilities, claims, actions, damages, and expenses, including reasonable attorneys' fees and disbursements, arising out of, and in connection with, this Agreement. Without limiting the foregoing, Escrow Agent shall in no event be liable in connection with its investment or reinvestment of any cash held by it hereunder in good faith, in accordance with the terms hereof, including, without limitation, any liability for any delays (not resulting from gross negligence or willful misconduct) in the investment or reinvestment of the Escrowed Funds; or any loss of interest incident to any such delays. This Section shall survive notwithstanding any termination of this Agreement or the resignation of Escrow Agent.

         3.4 Escrow Agent shall be entitled to rely upon any order, judgment, certification, demand, notice, instrument, or other writing delivered to it hereunder without being required to determine the authenticity or the correctness of any fact stated therein or the propriety or validity of the service thereof. Escrow Agent may act in reliance upon any instrument or signature believed by it in good faith to be genuine and may assume, if in good faith, that any person purporting to give notice or receipt or advice or make any statement or execute any document in connection with the provisions hereof has been duly authorized to do so.

         3.5 Escrow Agent may act pursuant to the advice of counsel with respect to any matter relating to this Escrow Agreement and shall not be liable for any action taken or omitted in good faith and in accordance with such advice.

         3.6 Escrow Agent does not have any interest in the Escrowed Funds deposited hereunder, but is serving as escrow holder only. Any payments of income from the Escrow Account shall be subject to withholding regulations then in force with respect to United States taxes. This Section shall survive notwithstanding any termination of this Agreement or the resignation of Escrow Agent.

         3.7 Escrow Agent makes no representation as to the validity, value, genuineness, or the collectibility of any security or other documents or instrument held by, or delivered to, it.

         3.8 Escrow Agent shall not be called upon to advise any party as to the wisdom in selling or retaining or taking or refraining from any action with respect to any securities or other property deposited hereunder.

         3.9 Escrow Agent at any time may be discharged from its duties and obligations hereunder by the delivery to it of notice of termination signed by Purchaser and Seller or at any time may resign by giving written notice to such effect to Purchaser and Seller. Upon any such termination or resignation, Escrow Agent shall deliver the Escrowed Funds to any successor escrow agent jointly designated by the other parties hereto in writing, or to any court of competent jurisdiction if no such successor escrow agent is agreed upon, whereupon Escrow Agent shall be discharged of and from any and all further obligations arising in connection with this Escrow Agreement. The termination or resignation of Escrow Agent shall take effect on the earlier of (a) the appointment of a successor (including a court of competent jurisdiction) or (b) the day that is thirty (30) days after the date of delivery: (i) to Escrow Agent of the other parties' notice of termination or (ii) to the other parties hereto of Escrow Agent's written notice of resignation. If at that time Escrow Agent has not received a designation of a successor escrow agent, Escrow Agent's sole responsibility after that time shall be to keep the Escrowed Funds safe until receipt of a designation of successor escrow agent or a joint written disposition instruction by the other parties hereto or an enforceable order of a court of competent jurisdiction.

         3.10 Escrow Agent shall have no responsibility for the contents of any writing of any third party contemplated herein as a means to resolve disputes and may rely without any liability upon the contents thereof.

         3.11 In the event of any disagreement among or between the other parties hereto resulting in adverse claims or demands being made in connection with the Escrowed Funds, or in the event that Escrow Agent in good faith is in doubt as to what action it should take hereunder, Escrow Agent shall be entitled to retain the Escrowed Funds until Escrow Agent shall have received
(a) a final and non-appealable order of a court of competent jurisdiction in the United States of America directing delivery of the Escrowed Funds or (b) a written agreement executed by the other parties hereto directing delivery of the Escrowed Funds, in which event Escrow Agent shall disburse the Escrowed

Funds in accordance with such order or agreement. Any court order referred to in (a) above shall be accompanied by a legal opinion by counsel for the presenting party satisfactory to Escrow Agent to the effect that said court order is final and non-appealable. Escrow Agent shall act on such court order and legal opinions without further question.

         3.12 As consideration for its agreement to act as Escrow Agent as herein described, Purchaser shall pay the Escrow Agent's fees determined in accordance with the terms set forth on Exhibit A hereto (and made a part of this Escrow Agreement as if herein set forth). In addition, Purchaser and Seller agree to reimburse Escrow Agent (on a 50/50 basis) for all reasonable expenses, disbursements, and advances incurred or made by Escrow Agent in performance of its duties hereunder (including reasonable fees, expenses, and disbursements of its counsel).

4.       Miscellaneous.

         4.1 Binding Effect. This Escrow Agreement shall be binding upon, and inure solely to the benefit of, the parties hereto and their respective successors and assigns, heirs, administrators, and representatives, and shall not be enforceable by, or inure to the benefit of, any other third party, except as provided in Section 3.9 hereof with respect to the termination of, or resignation by, Escrow Agent. No party may assign any of its rights or obligations under this Agreement without the written consent of the other parties.

         4.2 Choice of Law. This Agreement shall be construed in accordance with, and governed by, the internal law of the State of New York (without reference to its rules as to conflicts of law).

         4.3 Modification. This Agreement may only be modified by a writing signed by all of the parties hereto.

         4.4 Headings. The section headings herein are for convenience only and shall not affect the construction thereof. Unless otherwise indicated, references to Sections and Articles are to Sections and Articles, respectively, contained herein.

         4.5 Counterparts. This Agreement may be executed in one or more counterparts but all such separate counterparts shall constitute but one and the same instrument; provided that, although executed in counterparts, the executed signature pages of each such counterpart may be affixed to a single copy of this Agreement which shall constitute an original.

         IN WITNESS WHEREOF, the parties hereto have caused this Escrow Agreement to be executed as of the day and year first above written.


                                       FAMILY GOLF CENTERS, INC.


                                       By:
                                          --------------------------------
                                       Name:
                                            ------------------------------
                                       Title:
                                             -----------------------------

                                       THREE GROVE PARTNERS

                                       By: Grayside Partners, Inc., a New York
                                       corporation, general partner


                                       By:
                                          --------------------------------
                                       Name:
                                            ------------------------------
                                       Title:
                                             -----------------------------